UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2006

                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-02324                   11-1974412
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)


         35 South Service Road
         Plainview, New York                                       11803
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On December 5, 2006, Aeroflex Incorporated (the "Registrant") entered into an Employment Agreement (the "Agreement") with John E. Buyko (the "Executive"), Executive Vice President of the Registrant and the President of the Aeroflex Microelectronics Solutions business unit of the Registrant. The Agreement is for a term of approximately three years, ending on December 31, 2009, and provides for a base salary of $350,000 per year, subject to an annual cost of living adjustment, and a discretionary bonus. Executive is entitled to participate in certain employee benefit plans of the company, receive reimbursement of certain expenses, and receive severance payments upon termination of his employment under certain circumstances, as more fully set forth in the Agreement.

     The Agreement supersedes any prior employment agreements with Executive, including those with subsidiaries of the Registrant.

     The above is a brief summary of the Agreement and does not purport to be complete. Reference is made to the Agreement for a full description of its terms, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1 Employment Agreement, dated December 5, 2006, between Aeroflex Incorporated and John E. Buyko




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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AEROXFLEX INCORPORATED


                                      By: /s/Charles Badlato
                                         ------------------------------------
                                         Name: Charles Badlato
                                         Title:  Vice President - Treasurer


Date:   December 7, 2006


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



                                  Exhibit Index


10.1 Employment Agreement, dated December 5, 2006, between Aeroflex Incorporated and John E. Buyko